                                                                     EXHIBIT 21

                       BELLSOUTH ORGANIZATION OF COMPANIES

                            (As of February 2, 1996)

                      BELLSOUTH CORPORATION AND AFFILIATES

BellSouth Corporation
     BellSouth Capital Funding Corporation
          BellSouth Capital Funding-Australia, Limited*
     BellSouth D. C., Inc.
     BellSouth Enterprises, Inc. (See Listing Below
          For Subsidiaries)
     BellSouth Foundation, Inc. (nonprofit)
     BellSouth Telecommunications, Inc. (See Listing
          Below for Subsidiaries)
     Indiana Cellular Corporation
     Movicel S.A. (34%)
     1155 Peachtree Associates (80%)

                BELLSOUTH TELECOMMUNICATIONS, INC. AND AFFILIATES

BellSouth Telecommunications, Inc.
   BBS Holdings, Inc.
      BellSouth Business Systems, Inc.
      BellSouth Communication Systems, Inc.
         U.C.S., Inc.*
      BellSouth Financial Services Corporation
      BellSouth Network Solutions, Inc.
      Dataserv, Inc.
         Dataserv Computer Maintenance, Inc.
         Dataserv Mexico S.A. de C.V.
   BellSouth Applied Technologies, Inc.
   BellSouth Products, Inc.
   Bell Communications Research Inc. (14.2857%)
      Bellcore International, Inc.
      Bellcore Ventures, Inc.
      Database Service Management, Inc.

              BELLSOUTH ENTERPRISES, INC. AND AFFILIATES (BY GROUP)

BellSouth Enterprises, Inc.

ADVERTISING AND PUBLISHING GROUP
--------------------------------

   BellSouth Advertising & Publishing Corporation
      InfoVentures (A Partnership)(50%)
      InfoVentures of Atlanta (A Partnership)(50%)
   BellSouth Marketing Programs, Inc.*
   BellSouth National Publishing Incorporated*
   Intelligent Media Ventures, Inc.

   L. M. Berry and Company
      BellSouth Direct Marketing, Inc.
      BellSouth Marketing Services, Inc.
      Berry Network, Inc.
      Berry-Sprint Publishing, Inc.
      ITT World Directories, Inc. (20%)
   Stevens Graphics, Inc.
      Oxmoor Press, Inc.*
      PrintSouth, Inc.*
      Ruralist Press, Inc.*
   TechSouth, Inc.*

CORPORATE DEVELOPMENT GROUP
---------------------------

   BellSouth Ventures Corporation
      Marketing Communications Networks, Inc.*
   Uniquest Incorporated (approximately 4.2%)

INTERNATIONAL GROUP
-------------------

   BellSouth Asia/Pacific Enterprises, Inc.
      BellSouth New Zealand (A Partnership) (64.35% Voting)
         Bell Pacific (New Zealand) Limited
         BellSouth Rental and Leasing Limited (51%)
      BellSouth New Zealand Holdings Limited
         BellSouth New Zealand (A Partnership) (.65% Voting)
            Bell Pacific (New Zealand) Limited
            BellSouth Rental and Leasing Limited (51%)
      BSNZ Wireless Holdings Limited
         BellSouth New Zealand Limited (65%)
            BellSouth New Zealand (A Partnership)
               (100%/Pref. Non-Voting)
               Bell Pacific (New Zealand) Limited
               BellSouth Rental and Leasing Limited (51%)
      Optus Communications Pty. Limited (24.5%)
         OneTel Pty. Limited (30%)
         Optus Administration Pty. Limited
         Optus Insurance Services Pty. Limited
         Optus Mobile Pty. Limited
         Optus Networks Pty. Limited
            AUSSAT Finance Limited
               AUSSAT New Zealand Limited (1%)
            AUSSAT New Zealand Limited (99%)
         Optus Rental and Leasing Pty. Limited (51%)
         Optus Superannuation Pty. Limited
         Optus Systems Pty. Limited
         Optus Vision Pty. Limited (46.5%)
            SportsVision Australia Pty. Limited
         OSS International Pty. Limited (15%)

   BellSouth Australia, Ltd.*
   BellSouth Belgium Holdings, Inc.
      BellSouth Belgium B.V.
         Mobilis 095 S.A./N.V. (32%)
   BellSouth Brazil, Inc.
      BCP Comercio e Participacoes Ltda. (.01%)*
      BSB Comercio e Participacoes Ltda. (.01%)*
         Telcell S.A. (34.99%)*
      BSE Comercio e Participacoes Ltda. (.01%)*
         Celular Catarinense Comercio e
            Participacoes Ltda. (10%)*
      Movicom S.A. (99.98%)
      Telefonia Movel do Sul S.A. (99.98%)
   BellSouth Chile Holdings, Inc.
      BellSouth Inversiones S.A.
         BellSouth Chile S.A.
   BellSouth Chile, Inc.
      BellSouth Comunicaciones S.A.
      Compania de Telecomunicaciones Comtal Limitada (99%)
   BellSouth China Holdings, Inc.
   BellSouth Colombia, Inc.
      EGP Comunicaciones Ltda.
         Cedetel Ltda.
         Latinoamericana de Telecomunicaciones Ltda.
      Movicom Colombia S.A. (94%)
   BellSouth El Salvador Holdings, Inc.
      BellSouth El Salvador Limited
   BellSouth Espana, S.A.*
   BellSouth German Holdings, LLC (1%)
      BellSouth Holding GmbH
         E-Plus Mobilfunk GmbH (22.505%)
   BellSouth Guatemala Holdings, Inc.
      BellSouth International Capital Finance Limited
         BSC Guatemala, Sociedad Anonima (31.4%)
   BellSouth Holdings, Inc.
      BellSouth Worldwide Holdings B.V.
         Singapore Technologies Cellular Pte Ltd (25%)
   BellSouth India, Inc.

   BellSouth International, Inc.
      BellSouth China, Inc.
      BellSouth International (Asia/Pacific), Inc.
         Beijing Ji Tong - BellSouth Communication &
            Information Engineering Co., Ltd. (50%)
         Skycell Communications Private Limited (25%)
         TCIL BellSouth Limited (40%)
      BellSouth International Limited
         BellSouth International U.K. Trustee Limited
      BellSouth Inversora S.A. (0.01%)
         B.A. Celular Inversora S.A. (92.34%)
            Compania de Radiocomunicaciones
                  Moviles S.A. (65%)
               Multitrunking S.A. (99.99%)
               Proyecto Trunking S.A. (99.99%)
               SEA Trunking S.A. (99.99%)
         R.A. Celular Inversora S.A. (51%)
            CTM S.A. (65%)
      BellSouth Israel, Inc.
         BSD Cellular Communications (37.5%)
         BSIT International Communications (33.3%)
      BellSouth Southern Cone, Inc.
      BSI Denmark, Inc.
         BLS Denmark Associates (40%)
            DMT Dansk Mobiltelefon I/S (29%)
            SONOFON GSM Center A/S (29%)
      PCN One Limited* (25%)
      SERVICOM Gesellschaft fur Telekommunikation mbH (40%)
   BellSouth Inversora S.A. (99.99%)
      B.A. Celular Inversora S.A. (92.34%)
         Compania de Radiocomunicaciones Moviles S.A. (65%)
            Multitrunking S.A. (99.99%)
            Proyecto Trunking S.A. (99.99%)
            SEA Trunking S.A. (99.99%)
      R.A. Celular Inversora S.A. (51%)
         CTM S.A. (65%)
   BellSouth Italy, Inc.
      Fundmaster Limited
   BellSouth Mexico, Inc.
      Spectrum Telecomunicaciones, S.A. de C.V. (49%)
   BellSouth Mexico, S.A. de C.V.*
   BellSouth Mobilfunk GmbH*
   BellSouth Netherlands Holdings, Inc.
      BellSouth Netherlands B.V.
         MobiNed B.V. (30%)
   BellSouth Networks, Inc.
      BellSouth German Holdings, LLC (99%)
         BellSouth Holding GmbH
            E-Plus Mobilfunk GmbH (22.505%)

   BellSouth Panama Holdings, Inc.
      BellSouth Panama Limited
         BSC de Panama S.A. (16%)
         BSC Cayman General Partnership (50%)
            BSC de Panama S.A. (51%)
   BellSouth Personal Communications Limited*
   BellSouth Shanghai Centre, Ltd.
   BellSouth Venezuela, S.A.
      Capco (5%)
         Telcel Celular, C.A. (2.47%)
            Corporacion 271191, C.A.
            Promociones 4222, C.A.
            Servicios Telcel Acarigua, C.A.*
            Servicios Telcel Barquisimeto, C.A.*
            Servicios Telcel C.A.
            Servicios Telcel Charallave, C.A.*
            Servicios Telcel Ciudad Ojeda, C.A.*
            Servicios Telcel Cumana, C.A.*
            Servicios Telcel Guarenas, C.A.*
            Servicios Telcel La Guaira, C.A.*
            Servicios Telcel Los Teques, C.A.*
            Servicios Telcel Maracaibo, C.A.*
            Servicios Telcel Maracay, C.A.*
            Servicios Telcel Margarita, C.A.*
            Servicios Telcel Maturin, C.A.*
            Servicios Telcel Merida, C.A.*
            Servicios Telcel Puerto La Cruz, C.A.*
            Servicios Telcel Puerto Ordaz, C.A.*
            Servicios Telcel Punto Fijo, C.A.*
            Servicios Telcel San Cristobal, C.A.*
            Servicios Telcel Valencia, C.A.*
            Servicios Telcel Valera, C.A.*
            Telcel International Limited*
      Vencorp. (95%)
         Telcel Celular, C.A. (9.26%)
            Corporacion 271191, C.A.
            Promociones 4222, C.A.
            Servicios Telcel Acarigua, C.A.*
            Servicios Telcel Barquisimeto, C.A.*
            Servicios Telcel C.A.
            Servicios Telcel Charallave, C.A.*
            Servicios Telcel Ciudad Ojeda, C.A.*
            Servicios Telcel Cumana, C.A.*
            Servicios Telcel Guarenas, C.A.*
            Servicios Telcel La Guaira, C.A.*
            Servicios Telcel Los Teques, C.A.*
            Servicios Telcel Maracaibo, C.A.*
            Servicios Telcel Maracay, C.A.*
            Servicios Telcel Margarita, C.A.*
            Servicios Telcel Maturin, C.A.*

            Servicios Telcel Merida, C.A.*
            Servicios Telcel Puerto La Cruz, C.A.*
            Servicios Telcel Puerto Ordaz, C.A.*
            Servicios Telcel Punto Fijo, C.A.*
            Servicios Telcel San Cristobal, C.A.*
            Servicios Telcel Valencia, C.A.*
            Servicios Telcel Valera, C.A.*
            Telcel International Limited*
   BLS Denmark, Inc.
      BLS Denmark Associates (60%)
         DMT Dansk Mobiltelefon I/S (29%)
         SONOFON GSM Center A/S (29%)
   Capco (95%)
      Telcel Celular, C.A. (2.47%)
         Corporacion 271191, C.A.
         Promociones 4222, C.A.
         Servicios Telcel Acarigua, C.A.*
         Servicios Telcel Barquisimeto, C.A.*
         Servicios Telcel C.A.
         Servicios Telcel Charallave, C.A.*
         Servicios Telcel Ciudad Ojeda, C.A.*
         Servicios Telcel Cumana, C.A.*
         Servicios Telcel Guarenas, C.A.*
         Servicios Telcel La Guaira, C.A.*
         Servicios Telcel Los Teques, C.A.*
         Servicios Telcel Maracaibo, C.A.*
         Servicios Telcel Maracay, C.A.*
         Servicios Telcel Margarita, C.A.*
         Servicios Telcel Maturin, C.A.*
         Servicios Telcel Merida, C.A.*
         Servicios Telcel Puerto La Cruz, C.A.*
         Servicios Telcel Puerto Ordaz, C.A.*
         Servicios Telcel Punto Fijo, C.A.*
         Servicios Telcel San Cristobal, C.A.*
         Servicios Telcel Valencia, C.A.*
         Servicios Telcel Valera, C.A.*
         Telcel International Limited*
   ROU Celular Inversora S.A. (76.08%)
      Abiatar S.A. (46%)
   Telcel Celular, C.A. (44%)
      Corporacion 271191, C.A.
      Promociones 4222, C.A.
      Servicios Telcel Acarigua, C.A.*
      Servicios Telcel Barquisimeto, C.A.*
      Servicios Telcel C.A.
      Servicios Telcel Charallave, C.A.*
      Servicios Telcel Ciudad Ojeda, C.A.*
      Servicios Telcel Cumana, C.A.*
      Servicios Telcel Guarenas, C.A.*

      Servicios Telcel La Guaira, C.A.*
      Servicios Telcel Los Teques, C.A.*
      Servicios Telcel Maracaibo, C.A.*
      Servicios Telcel Maracay, C.A.*
      Servicios Telcel Margarita, C.A.*
      Servicios Telcel Maturin, C.A.*
      Servicios Telcel Merida, C.A.*
      Servicios Telcel Puerto La Cruz, C.A.*
      Servicios Telcel Puerto Ordaz, C.A.*
      Servicios Telcel Punto Fijo, C.A.*
      Servicios Telcel San Cristobal, C.A.*
      Servicios Telcel Valencia, C.A.*
      Servicios Telcel Valera, C.A.*
      Telcel International Limited*
   UK Holdings, Inc.
   Vencorp. (5%)
      Telcel Celular, C.A. (9.26%)
         Corporacion 271191, C.A.
         Promociones 4222, C.A.
         Servicios Telcel Acarigua, C.A.*
         Servicios Telcel Barquisimeto, C.A.*
         Servicios Telcel C.A.
         Servicios Telcel Charallave, C.A.*
         Servicios Telcel Ciudad Ojeda, C.A.*
         Servicios Telcel Cumana, C.A.*
         Servicios Telcel Guarenas, C.A.*
         Servicios Telcel La Guaira, C.A.*
         Servicios Telcel Los Teques, C.A.*
         Servicios Telcel Maracaibo, C.A.*
         Servicios Telcel Maracay, C.A.*
         Servicios Telcel Margarita, C.A.*
         Servicios Telcel Maturin, C.A.*
         Servicios Telcel Merida, C.A.*
         Servicios Telcel Puerto La Cruz, C.A.*
         Servicios Telcel Puerto Ordaz, C.A.*
         Servicios Telcel Punto Fijo, C.A.*
         Servicios Telcel San Cristobal, C.A.*
         Servicios Telcel Valencia, C.A.*
         Servicios Telcel Valera, C.A.*
         Telcel International Limited*

LONG DISTANCE AND VIDEO SERVICES GROUP
--------------------------------------

   BellSouth Interactive Media Services, Inc.
      BellSouth Media Ventures, Inc.
         Corporate Media Partners (a Partnership) (20%)
      Daniel Island Cable, Inc.
      Prime Enterprises II, L.P. (80% LP)
   BellSouth Long Distance, Inc.

MOBILE SYSTEMS GROUP
--------------------

   BellSouth Mobile Data, Inc.
      Belgium New System L.P. (80% GP)
         RAM Mobile Data Belgium, S.C.S. (79.2% LP)
         RAM Mobile Data Belgium SC (80%)
            RAM Mobile Data Belgium, S.C.S. (1% GP)
      BellSouth Mobile Data Services, Inc.
      Germany New System L.P. (80% GP)
         RAM Mobile Data Network GmbH (95%)
            GFD Gesellschaftfuer Datanfunk GmbH (6%)
      Netherlands New System L.P. (80% GP)
         RAM Mobile Data C.V. (65.34% LP)
         RAM Mobile Data (Netherlands) B. V. (66%)
            RAM Mobile Data C.V. (1% GP)
      RAM/BSE Communications L.P. (49% GP; 1% LP)
         Belgium New System L.P. (20% LP)
            RAM Mobile Data Belgium, S.C.S. (79.2% LP)
            RAM Mobile Data Belgium SC (80%)
               RAM Mobile Data Belgium, S.C.S. (1% GP)
         Germany New System L.P. (20% LP)
            RAM Mobile Data Network GmbH (95%)
               GFD Gesellschaftfuer Datanfunk GmbH (6%)
         Honolulu Cellular Telephone Company (49%)
         Netherlands New System L.P. (20% LP)
            RAM Mobile Data C.V. (65.34% LP)
            RAM Mobile Data (Netherlands) B. V. (66%)
               RAM Mobile Data C.V. (1% GP)
         RAM Mobile Data Limited (55%)
         RAM Mobile Data Network GmbH (1%)
            GFD Gesellschaftfuer Datanfunk GmbH (6%)
         RAM Mobile Data USA Limited Partnership (98%)
         RAM Communications Consultants, Inc.
            RAM Communications Consultants Limited
            RAM Communications Consultants of Australia
               Pty. Ltd.
      RAM Mobile Data Limited (45%)
      RAM Mobile Data Network GmbH (4%)
         GFD Gesellschaftfuer Datanfunk GmbH (6%)
      ST Mobile Data Pte. Ltd. (25%)

   BellSouth Mobile Systems, Inc.
      BellSouth Cellular Corp.
         American Cellular Communications
            Corporation (76.5111%)
            ACC of Rockford, Inc.
               National Cellular Communications,
                  Inc. (99.99%)
            Anniston-Westel Company, Inc.
               Gulf Coast Cellular Telephone Company
                  (A Partnership)(98.6827%)
            Atlanta-Athens MSA Limited Partnership (99.9%) Bakersfield Holdings, Inc.
               Bakersfield Cellular Telephone Company
            Charisma Communications Corp. of the Southwest
               (50%/ACCC; 50%/LIN)
               Houston Mobile Cellular Communications Company
                  (A Partnership)(16%/Charisma; 42% Houston
                   Cellular)
                  Houston Cellular Telephone Company
                     (A Partnership) (75%/Houston Mobile;
                      12.5%/Cellular Systems)
            Galveston Mobile Corporation
               Galveston Cellular Partnership (11.0377%)
                  Galveston Cellular Telephone Company
               Galveston Mobile Partnership (43.75%)
                  Galveston Cellular Partnership (57.1904%)
                     Galveston Cellular Telephone Company
            Gary Cellular Corporation
               Gary Cellular Telephone Company
                  (A Partnership)(33%)
            Georgia Cellular Holdings, Inc.
               Atlanta-Athens MSA Limited Partnership (.1%)
            Hawaii Cellular Corporation
               Honolulu Cellular Telephone Company (A
                  Partnership)(51%)
            Houston Cellular Corporation
               Cellular Systems (A Partnership)(50%)
                  Houston Cellular Telephone Company
                     (A Partnership) (12.5%/Cellular Systems;
                      75%/Houston Mobile)
               Houston Mobile Cellular Communications Company
                  (A Partnership)(42%/Houston Cellular;
                   16%/Charisma)
                  Houston Cellular Telephone Company
                     (A Partnership) (75%/Houston Mobile;
                      12.5%/Cellular Systems)

            Jackson Holdings, Inc.
               Jackson Acquisitions Corp. (94%)
                  Jackson Cellular Corporation
                     MCTA (A Partnership)(50.1%)
            Los Angeles RCCs, Inc. (85%/ACCC; 15%/LIN)
               Los Angeles Cellular Corporation (51%/LA RCCs;
                  49%/Westel-LA)
                  Los Angeles Cellular Telephone Company
                     (A Partnership)(65%)
            San Juan Cellular Corporation*
            Westel-Indianapolis Company
               Bloomington Cellular Telephone Company
                  (A Partnership)(94.425625%)
               Kokomo Celltelco Partnership
                  (A Partnership)(9.041%)
               Muncie Cellular Telephone Company,
                  Inc. (93.1005%)
               Terre-Haute Cellular Telephone Company,
                  Inc. (92.8548%)
            Westel-Los Angeles Company
               Los Angeles Cellular Corporation (49%/Westel-LA;
                  51%/LA RCCs)
                  Los Angeles Cellular Telephone Company (A
                     Partnership)(65%)
            Westel-Milwaukee Company, Inc.
               Green Bay CellTelCo (A Partnership)(99.01%)
               Janesville Cellular Telephone Company,
                  Inc. (80.5368%)
               Madison Cellular Telephone Company
                  (A Partnership)(92.5%)
               Racine Cellular Telephone Company
                  (A Partnership)(89.3707%)
               Sheboygan Cellular Telephone Company,
                  Inc. (86.6611%)
            Westel Richmond, Inc.
               RCTC Wholesale Company (A Partnership)(72.73%)
                  RCTC Wholesale Corporation
                     Richmond Cellular Telephone Company
         BellSouth Cellular National Marketing, Inc.
         BellSouth Mobility Inc
            Acadiana Cellular General Partnership
               (RSA's No. 5 & 6)(35%)
            Alabama Cellular Service, Inc.
               Huntsville MSA Limited Partnership (40%)

            American Cellular Communications
               Corporation (23.4889%)
               Atlanta-Athens MSA Limited Partnership (99.9%) Georgia Cellular Holdings, Inc.
                  Atlanta-Athens MSA Limited Partnership (.1%)
            BCP Comercio e Participacoes Ltda. (99.99%)*
            BellSouth Holdings B.V.
               Centweight B.V. (49%)
               Tele-Man Ltd. (50%)
                  CellCom Israel Ltd. (67%)
               Tele-Man Netherlands B.V.
            BellSouth Mobility Communications, Inc.
               B-Side Carriers L.P. (9.796% LP)
               B-Side Corporation (9.796%)
                  B-Side Carriers L.P. (1% GP)
            BSB Comercio e Participacoes Ltda. (99.99%)*
               Telcell S.A. (34.99%)
            BSE Comercio e Participacoes Ltda. (99.99%)*
               Celular Catarinense Comercio e
                  Participacoes Ltda. (10%)
            Celular Catarinense Comercio e
               Participacoes Ltda. (90%)
            Cellular Radio of Chattanooga (A Partnership)(25%)
               Chattanooga MSA Limited Partnership (29.54%)
            Centel Cellular Company of Tallahassee (10%)
            Century Cellunet of North Louisiana Cellular
               Limited Partnership (9%)
            Chattanooga CGSA, Inc.
               Chattanooga MSA Limited Partnership (55.31%)
            Decatur RSA Limited Partnership (80%)
            Florida Cellular Service, Inc.
               Jacksonville MSA Limited Partnership (85.76%)
            Florida RSA #2B (Indian River) Limited
               Partnership (71.5%)
            Georgia RSA No. 1 Limited Partnership (40%)
            Georgia RSA No. 2 Limited Partnership (45.92%) Georgia RSA No. 3 Limited Partnership (75%) Jackson Acquisitions Corp. (6%)
               Jackson Cellular Corporation
                  MCTA (A Partnership)(50.1%)
            Kentucky CGSA, Inc.
               Lexington MSA Limited Partnership (99.9%)
            Lexington MSA Limited Partnership (.1%)
            Louisiana CGSA, Inc.
               Baton Rouge MSA Limited Partnership (48%)
               Lafayette MSA Limited Partnership (51%)
            Louisiana RSA No. 7 Cellular General
               Partnership (66.7%)
            Louisiana RSA No. 8 Limited Partnership (50%)

            Memphis CGSA, Inc.
               Memphis SMSA Limited Partnership (75%)
               Tennessee RSA Holdings Limited
                  Partnership (75.5%)
                  Tennessee RSA Limited Partnership (75%)
            M-T Cellular, Inc.
            Nashville/Clarksville CGSA, Inc.
               Nashville/Clarksville MSA Limited
                  Partnership (51%)
            Northeastern Georgia RSA Limited Partnership (35%) Northeast Mississippi Cellular, Inc.
            Orlando CGSA, Inc.
               Orlando SMSA Limited Partnership (85%)
            South Carolina Cellular Service, Inc.
               ALLTEL Cellular Associates of South Carolina
                  Limited Partnership (47%)
                  Chattanooga MSA Limited
                     Partnership (15.15% LP)
                  MCTA (49.9%)
                  Pittsburgh SMSA Limited Partnership (3.6% LP)
            Telcell S.A. (15.01%)
         Cellular Mobile Services of California, Inc.
         Cellular Mobile Services of Indiana, Inc.
      BellSouth Wireless, Inc.
   BellSouth Personal Communications, Inc.
      BellSouth Carolinas PCS, L.P. (59.6997% GP)
      Cook Inlet BellSouth PCS, L.P. (49.9% LP)
      Cook Inlet BellSouth PCS II, L.P. (49.9% LP)

CORPORATE ENTERPRISES GROUP
---------------------------

   BellSouth Information Systems, Inc. (BIS)
   BellSouth Resources, Inc.
   Dataserv Financial Services, Inc.
   Dataserv International, Inc.
      BellSouth Limited*
      BellSouth U.K. Properties Limited
      Dataserv AG (Swiss Company)*
      Dataserv Espana, S.A.*
      Dataserv Inc. Scandinavia AB*

   Sunlink Corporation
      CSL Associates (70%)
      CSL Chastain Associates (70%)
      CSL Colonnade Associates (70%)
      CSL Exchange South Associates (70%)
      CSL Twelfth Street Associates (70%)
      CSL Western Way Associates (70%)




















--------------------
* Indicates an Inactive Company and/or the name of a company to which BellSouth Enterprises, Inc. has a contractual right.

Unless indicated otherwise, each subsidiary is owned 100% by its parent company.